CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  None of the mortgage loans provide for payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	764
Total Outstanding Loan Balance	$190,943,968*	Min	Max
Average Loan Current Balance	$249,927	$42,400	$975,000
Weighted Average Original LTV	80.4%**
Weighted Average Coupon	6.71%	4.72%	9.90%
Arm Weighted Average Coupon	6.71%
Fixed Weighted Average Coupon	6.81%
Weighted Average Margin	5.81%	2.75%	9.00%
Weighted Average FICO (Non-Zero)	651
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.9%
% Fixed	01.1%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$191,200,000] of the total [$800,000,100] deal collateral will consist of interest only loans.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.73 - 5.00	3	833,500	0.4	4.83	81.9	640
5.01 - 5.50	13	3,347,875	1.8	5.37	79.2	669
5.51 - 6.00	111	32,073,075	16.8	5.83	79.5	662
6.01 - 6.50	197	51,559,691	27.0	6.31	79.1	654
6.51 - 7.00	227	53,274,467	27.9	6.80	79.5	646
7.01 - 7.50	101	22,895,578	12.0	7.29	82.1	645
7.51 - 8.00	65	17,068,326	8.9	7.78	84.3	656
8.01 - 8.50	33	6,882,006	3.6	8.28	85.6	639
8.51 - 9.00	8	1,967,450	1.0	8.73	81.6	631
9.01 - 9.50	4	649,000	0.3	9.33	89.2	625
9.51 - 9.90	2	393,000	0.2	9.85	88.0	597
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
544 - 550	1	420,000	0.2	8.49	79.3	544
551 - 575	17	4,678,541	2.5	7.05	79.5	568
576 - 600	74	18,405,622	9.6	7.03	78.4	590
601 - 625	154	34,989,096	18.3	6.75	80.7	613
626 - 650	176	42,800,328	22.4	6.64	79.9	638
651 - 675	146	36,888,103	19.3	6.58	80.7	662
676 - 700	95	27,601,957	14.5	6.59	81.2	688
701 - 725	42	10,082,787	5.3	6.88	81.5	710
726 - 750	34	8,099,906	4.2	6.63	81.7	737
751 - 775	21	6,056,826	3.2	6.64	82.2	762
776 - 800	3	816,000	0.4	6.65	74.7	791
801 - 802	1	104,800	0.1	6.50	80.0	802
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
42,400 - 50,000	1	42,400	0.0	6.40	80.0	717
50,001 - 100,000	45	3,898,506	2.0	6.97	79.9	646
100,001 - 150,000	137	17,467,970	9.1	6.91	80.6	650
150,001 - 200,000	167	29,581,484	15.5	6.78	79.2	642
200,001 - 250,000	96	21,611,706	11.3	6.87	81.6	650
250,001 - 300,000	96	26,303,068	13.8	6.64	80.9	654
300,001 - 350,000	63	20,519,564	10.7	6.62	80.4	656
350,001 - 400,000	62	23,406,274	12.3	6.47	79.5	656
400,001 - 450,000	38	16,193,529	8.5	6.57	81.3	653
450,001 - 500,000	29	13,870,210	7.3	6.62	82.0	664
500,001 - 550,000	11	5,735,338	3.0	6.90	79.2	637
550,001 - 600,000	8	4,654,483	2.4	7.11	81.8	655
600,001 - 750,000	9	5,851,436	3.1	6.67	81.7	647
800,001 - 850,000	1	833,000	0.4	6.70	70.0	688
950,001 - 975,000	1	975,000	0.5	6.05	67.2	644
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
25.130 - 50.000	10	2,071,992	1.1	6.59	40.9	623
50.001 - 55.000	3	526,001	0.3	6.55	54.3	576
55.001 - 60.000	4	1,315,000	0.7	5.86	59.3	626
60.001 - 65.000	10	2,971,014	1.6	6.39	63.8	629
65.001 - 70.000	22	7,247,700	3.8	6.59	68.6	632
70.001 - 75.000	30	8,109,839	4.2	6.46	74.1	629
75.001 - 80.000	505	120,011,520	62.9	6.64	79.8	659
80.001 - 85.000	59	16,457,382	8.6	6.64	84.1	635
85.001 - 90.000	101	27,368,696	14.3	7.08	89.6	646
90.001 - 95.000	18	4,593,824	2.4	7.65	95.0	641
95.001 - 100.000	2	271,000	0.1	7.19	100.0	707
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	99	25,852,627	13.5	7.18	80.3	650
1.00	29	9,041,229	4.7	6.88	80.6	662
2.00	521	126,366,690	66.2	6.68	80.7	653
3.00	112	28,908,422	15.1	6.37	79.4	644
5.00	3	775,000	0.4	5.63	83.6	662
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	438	101,593,118	53.2	6.51	80.6	642
Reduced	135	37,226,162	19.5	6.97	80.6	663
Stated Income / Stated Assets	191	52,124,688	27.3	6.90	80.0	661
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	719	180,402,026	94.5	6.66	80.3	649
Second Home	3	1,053,500	0.6	7.07	80.0	723
Investor	42	9,488,442	5.0	7.51	82.8	691
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	291	95,394,247	50.0	6.46	79.8	654
Nevada	67	16,669,992	8.7	7.06	81.0	654
Arizona	57	10,523,989	5.5	6.93	82.8	647
Florida	55	10,216,219	5.4	6.95	78.4	661
Colorado	42	8,096,508	4.2	6.79	81.6	649
Washington	38	6,869,473	3.6	6.87	81.8	649
Oregon	23	4,806,266	2.5	6.74	82.2	664
Georgia	22	4,128,865	2.2	7.16	80.6	647
Utah	19	3,949,329	2.1	6.38	78.6	646
Virginia	11	2,993,970	1.6	6.98	81.0	614
Maryland	11	2,723,648	1.4	7.21	80.3	643
New York	7	2,585,900	1.4	7.46	84.3	628
Minnesota	11	2,241,233	1.2	7.23	84.2	639
Hawaii	6	2,182,000	1.1	6.48	72.1	678
Michigan	15	2,055,000	1.1	7.29	81.8	625
Other	89	15,507,328	8.1	7.00	81.7	645
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	420	99,522,343	52.1	6.69	80.9	667
Refinance - Rate Term	52	12,284,348	6.4	6.67	83.3	631
Refinance - Cashout	292	79,137,277	41.4	6.73	79.4	635
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	682	171,693,662	89.9	6.73	80.8	653
Arm 3/27	58	15,071,795	7.9	6.47	78.0	637
Arm 5/25	12	2,067,440	1.1	6.60	74.7	645
Fixed Rate	12	2,111,072	1.1	6.81	77.6	648
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	596	149,921,523	78.5	6.69	80.7	649
PUD	96	23,309,917	12.2	6.72	79.8	652
Condo	55	12,244,443	6.4	6.67	79.8	669
3-4 Family	9	3,206,792	1.7	7.26	76.9	713
2 Family	8	2,261,294	1.2	7.18	79.3	642
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	48	12,652,624	6.7	6.59	80.4	678
4.01 - 4.50	17	4,007,654	2.1	5.90	75.6	646
4.51 - 5.00	84	18,656,471	9.9	6.08	78.0	645
5.01 - 5.50	131	31,724,768	16.8	6.36	80.1	655
5.51 - 6.00	182	46,261,287	24.5	6.53	80.2	653
6.01 - 6.50	134	35,543,597	18.8	6.79	81.0	651
6.51 - 7.00	92	22,548,622	11.9	7.26	81.5	637
7.01 - 7.50	38	9,992,209	5.3	7.74	82.5	652
7.51 - 8.00	18	6,083,665	3.2	7.73	83.5	648
8.01 - 8.50	4	761,200	0.4	8.74	89.3	625
8.51 - 9.00	4	600,800	0.3	9.53	86.1	634
Total:	752	188,832,896	100.0	6.71	80.5	652

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	183,960	0.1	5.64	80.0	651
16 - 18	10	2,702,533	1.4	6.11	84.6	638
19 - 21	125	27,066,279	14.3	6.74	80.4	640
22 - 24	546	141,740,889	75.1	6.74	80.8	656
25 - 27	1	198,999	0.1	6.63	34.4	613
31 - 33	23	6,018,915	3.2	6.78	78.6	622
34 - 36	34	8,853,880	4.7	6.25	78.6	648
37 - 59	12	2,067,440	1.1	6.60	74.7	645
Total:	752	188,832,896	100.0	6.71	80.5	652

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	66	17,728,047	9.4	6.36	80.1	660
11.51 - 12.00	117	31,736,793	16.8	6.07	78.7	660
12.01 - 12.50	163	42,008,214	22.2	6.35	79.7	653
12.51 - 13.00	164	40,245,548	21.3	6.77	79.9	650
13.01 - 13.50	78	19,316,705	10.2	6.93	81.1	641
13.51 - 14.00	78	19,228,670	10.2	7.27	82.6	651
14.01 - 14.50	54	10,479,394	5.5	7.74	84.1	647
14.51 - 15.00	20	5,209,602	2.8	8.12	82.0	626
15.01 - 15.50	10	2,486,924	1.3	8.39	85.5	627
15.51 - 16.00	1	184,000	0.1	9.80	80.0	578
16.51 - 16.90	1	209,000	0.1	9.90	95.0	613
Total:	752	188,832,896	100.0	6.71	80.5	652

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	9	2,196,311	1.2	5.81	77.3	649
4.51 - 5.50	61	15,359,048	8.1	5.99	79.7	656
5.51 - 6.00	130	35,382,526	18.7	6.08	79.6	656
6.01 - 6.50	183	48,542,132	25.7	6.43	79.4	653
6.51 - 7.00	201	48,350,837	25.6	6.89	80.0	645
7.01 - 7.50	80	17,786,678	9.4	7.32	82.3	647
7.51 - 8.00	49	13,125,356	7.0	7.78	84.6	665
8.01 - 8.50	25	5,080,560	2.7	8.26	85.8	654
8.51 - 9.00	8	1,967,450	1.0	8.73	81.6	631
9.01 - 9.50	4	649,000	0.3	9.33	89.2	625
9.51 - 9.90	2	393,000	0.2	9.85	88.0	597
Total:	752	188,832,896	100.0	6.71	80.5	652

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	60	17,649,436	9.3	6.82	81.5	641
2.00	26	4,561,974	2.4	6.69	80.1	650
3.00	648	162,135,777	85.9	6.67	80.3	653
5.00	1	131,040	0.1	5.75	80.0	762
7.00	17	4,354,670	2.3	7.65	84.0	628
Total:	752	188,832,896	100.0	6.71	80.5	652

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	664	166,348,738	88.1	6.65	80.1	654
1.50	88	22,484,158	11.9	7.13	83.1	634
Total:	752	188,832,896	100.0	6.71	80.5	652

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	108	31,972,928	16.7	6.68	82.1	653
36	28	7,810,530	4.1	6.49	77.3	628
60	594	143,438,271	75.1	6.72	80.3	652
84	6	769,200	0.4	6.48	79.8	646
120	28	6,953,038	3.6	6.83	78.3	668
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
<= 0.00	8	2,470,800	1.3	6.23	85.5	638
5.01 - 10.00	1	171,000	0.1	7.80	90.0	713
10.01 - 15.00	3	611,200	0.3	6.89	81.2	645
15.01 - 20.00	6	1,771,798	0.9	6.54	75.1	700
20.01 - 25.00	25	5,841,529	3.1	6.68	77.1	656
25.01 - 30.00	37	7,190,880	3.8	6.72	76.9	646
30.01 - 35.00	82	20,444,538	10.7	6.78	81.1	657
35.01 - 40.00	132	31,297,730	16.4	6.77	81.0	652
40.01 - 45.00	207	54,852,582	28.7	6.70	80.1	655
45.01 - 50.00	257	64,874,411	34.0	6.67	80.8	646
50.01 - 55.00	4	1,069,500	0.6	6.88	84.4	640
55.01 - 60.00	2	348,000	0.2	6.94	80.0	658
Total:	764	190,943,968	100.0	6.71	80.4	651

    *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Interest Only Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  All of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	385
Total Outstanding Loan Balance	$70,780,446*	Min	Max
Average Loan Current Balance	$183,845	$42,400	$617,600
Weighted Average Original LTV	79.9%**
Weighted Average Coupon	6.83%	4.88%	9.90%
Arm Weighted Average Coupon	6.82%
Fixed Weighted Average Coupon	7.07%
Weighted Average Margin	5.81%	3.25%	9.00%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.6%
% Fixed	01.4%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$ ]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.88 - 5.00	2	500,500	0.7	4.89	76.6	633
5.01 - 5.50	5	1,056,720	1.5	5.23	77.4	670
5.51 - 6.00	43	8,548,946	12.1	5.85	77.8	648
6.01 - 6.50	95	17,701,939	25.0	6.30	77.4	640
6.51 - 7.00	118	20,719,663	29.3	6.81	79.4	641
7.01 - 7.50	56	10,012,210	14.1	7.31	81.6	630
7.51 - 8.00	35	6,680,921	9.4	7.76	83.7	664
8.01 - 8.50	21	3,720,896	5.3	8.29	86.3	632
8.51 - 9.00	5	980,650	1.4	8.81	83.2	611
9.01 - 9.50	4	649,000	0.9	9.33	89.2	625
9.51 - 9.90	1	209,000	0.3	9.90	95.0	613
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
560 - 575	12	2,952,800	4.2	7.18	77.3	566
576 - 600	49	9,592,071	13.6	7.02	76.3	589
601 - 625	90	16,256,811	23.0	6.82	80.4	613
626 - 650	96	16,746,027	23.7	6.80	80.6	638
651 - 675	61	10,688,682	15.1	6.62	79.9	662
676 - 700	34	6,543,403	9.2	6.57	81.8	686
701 - 725	22	3,878,714	5.5	7.05	81.2	712
726 - 750	13	2,467,848	3.5	6.93	82.9	737
751 - 775	6	1,201,290	1.7	7.22	83.7	764
776 - 800	1	348,000	0.5	6.80	67.6	797
801 - 802	1	104,800	0.1	6.50	80.0	802
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
42,400 - 50,000	1	42,400	0.1	6.40	80.0	717
50,001 - 100,000	45	3,898,506	5.5	6.97	79.9	646
100,001 - 150,000	126	16,107,501	22.8	6.93	80.5	651
150,001 - 200,000	83	14,496,917	20.5	6.75	77.8	626
200,001 - 250,000	46	10,284,604	14.5	6.97	81.9	644
250,001 - 300,000	42	11,578,287	16.4	6.62	81.0	639
300,001 - 350,000	33	10,736,931	15.2	6.77	79.6	635
350,001 - 400,000	6	2,162,700	3.1	6.64	79.6	663
400,001 - 450,000	2	855,000	1.2	6.85	73.3	664
600,001 - 617,600	1	617,600	0.9	7.88	80.0	711
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
25.130 - 50.000	8	1,497,993	2.1	6.64	40.3	619
50.001 - 55.000	3	526,001	0.7	6.55	54.3	576
55.001 - 60.000	2	485,000	0.7	6.13	59.5	591
60.001 - 65.000	7	1,473,014	2.1	6.31	62.9	647
65.001 - 70.000	16	3,740,200	5.3	6.58	68.4	618
70.001 - 75.000	21	4,520,689	6.4	6.46	73.9	638
75.001 - 80.000	217	35,360,771	50.0	6.74	79.7	650
80.001 - 85.000	42	9,081,325	12.8	6.77	83.8	629
85.001 - 90.000	57	11,465,403	16.2	7.25	89.6	643
90.001 - 95.000	11	2,524,050	3.6	7.83	95.0	631
95.001 - 100.000	1	106,000	0.1	7.38	100.0	678
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	38	6,730,559	9.5	7.55	79.8	630
1.00	11	2,249,814	3.2	7.28	85.0	657
2.00	267	47,521,242	67.1	6.81	80.2	644
3.00	69	14,278,831	20.2	6.46	78.5	636
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	247	42,888,850	60.6	6.64	80.4	635
Reduced	43	7,785,483	11.0	6.95	79.0	658
Stated Income / Stated Assets	95	20,106,113	28.4	7.16	79.4	648
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	347	62,922,304	88.9	6.74	79.7	635
Second Home	1	221,500	0.3	6.70	80.0	712
Investor	37	7,636,642	10.8	7.55	82.1	691
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	107	27,565,549	38.9	6.63	78.3	643
Arizona	42	6,847,600	9.7	6.88	83.0	641
Nevada	31	5,888,264	8.3	7.04	78.9	638
Florida	35	5,452,403	7.7	6.87	77.6	649
Washington	25	3,993,810	5.6	6.90	81.2	650
Colorado	25	3,882,629	5.5	6.92	81.6	645
Utah	16	2,200,429	3.1	6.59	80.4	646
Oregon	11	1,891,700	2.7	6.79	80.7	638
Michigan	14	1,795,800	2.5	7.28	82.1	614
Ohio	13	1,442,201	2.0	6.64	81.9	644
Minnesota	7	1,403,847	2.0	7.09	84.9	627
Maryland	4	806,400	1.1	7.41	79.1	646
North Carolina	8	758,013	1.1	6.83	83.3	618
Tennessee	7	693,308	1.0	6.85	78.1	642
New York	2	648,000	0.9	7.54	80.0	621
Other	38	5,510,493	7.8	7.11	82.7	638
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	130	16,951,683	23.9	6.96	81.3	665
Refinance - Rate Term	38	7,402,100	10.5	6.76	82.7	633
Refinance - Cashout	217	46,426,663	65.6	6.79	79.0	634
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	338	61,846,255	87.4	6.85	80.4	643
Arm 3/27	31	6,232,079	8.8	6.61	77.7	624
Arm 5/25	9	1,677,040	2.4	6.53	73.4	649
Fixed Rate	7	1,025,072	1.4	7.07	76.8	628
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	301	54,423,288	76.9	6.81	80.2	638
PUD	42	7,899,183	11.2	6.75	80.2	640
Condo	31	4,985,789	7.0	6.77	79.5	658
3-4 Family	6	2,046,092	2.9	7.49	75.2	713
2 Family	5	1,426,094	2.0	7.16	76.3	603
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	24	4,691,911	6.7	6.75	80.3	677
4.01 - 4.50	10	1,839,774	2.6	6.03	73.6	648
4.51 - 5.00	52	9,687,753	13.9	6.11	76.6	635
5.01 - 5.50	63	10,848,234	15.6	6.44	78.5	644
5.51 - 6.00	83	14,677,670	21.0	6.67	80.9	639
6.01 - 6.50	60	10,729,722	15.4	6.87	80.9	637
6.51 - 7.00	50	9,503,981	13.6	7.38	81.2	636
7.01 - 7.50	21	4,574,710	6.6	7.88	81.1	652
7.51 - 8.00	8	2,023,619	2.9	7.78	84.4	620
8.01 - 8.50	4	761,200	1.1	8.74	89.3	625
8.51 - 9.00	3	416,800	0.6	9.41	88.7	659
Total:	378	69,755,374	100.0	6.82	80.0	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	3	501,159	0.7	6.52	85.9	641
19 - 21	75	11,905,187	17.1	6.74	79.6	633
22 - 24	260	49,439,909	70.9	6.88	80.5	645
31 - 33	14	2,603,279	3.7	6.76	77.7	623
34 - 36	17	3,628,800	5.2	6.51	77.7	624
37 - 59	9	1,677,040	2.4	6.53	73.4	649
Total:	378	69,755,374	100.0	6.82	80.0	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.22 - 11.50	28	5,051,180	7.2	6.33	79.3	660
11.51 - 12.00	50	10,224,117	14.7	6.16	77.6	652
12.01 - 12.50	80	14,350,318	20.6	6.36	78.2	637
12.51 - 13.00	91	16,576,153	23.8	6.86	79.6	643
13.01 - 13.50	42	8,376,630	12.0	6.98	80.4	629
13.51 - 14.00	34	5,805,877	8.3	7.30	81.8	651
14.01 - 14.50	35	5,697,996	8.2	7.78	84.0	637
14.51 - 15.00	11	2,053,002	2.9	8.15	84.9	620
15.01 - 15.50	6	1,411,100	2.0	8.48	87.1	612
16.51 - 16.90	1	209,000	0.3	9.90	95.0	613
Total:	378	69,755,374	100.0	6.82	80.0	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.60 - 4.50	5	892,874	1.3	5.84	73.3	650
4.51 - 5.50	25	4,690,081	6.7	5.89	79.7	648
5.51 - 6.00	56	10,496,754	15.0	6.16	78.3	640
6.01 - 6.50	91	17,147,055	24.6	6.44	78.1	640
6.51 - 7.00	103	18,642,749	26.7	6.91	79.8	641
7.01 - 7.50	47	8,553,710	12.3	7.37	81.6	629
7.51 - 8.00	26	4,993,851	7.2	7.75	84.0	673
8.01 - 8.50	15	2,499,650	3.6	8.28	86.4	644
8.51 - 9.00	5	980,650	1.4	8.81	83.2	611
9.01 - 9.50	4	649,000	0.9	9.33	89.2	625
9.51 - 9.90	1	209,000	0.3	9.90	95.0	613
Total:	378	69,755,374	100.0	6.82	80.0	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	28	7,139,900	10.2	7.12	82.2	639
2.00	16	1,873,728	2.7	6.61	80.3	631
3.00	326	59,380,936	85.1	6.78	79.6	642
5.00	1	131,040	0.2	5.75	80.0	762
7.00	7	1,229,770	1.8	7.80	86.7	619
Total:	378	69,755,374	100.0	6.82	80.0	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	334	60,875,732	87.3	6.76	79.3	644
1.50	44	8,879,642	12.7	7.27	84.7	626
Total:	378	69,755,374	100.0	6.82	80.0	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	40	9,219,089	13.0	6.88	82.1	634
36	15	3,396,650	4.8	6.67	76.5	618
60	312	55,276,366	78.1	6.82	80.0	643
84	4	528,400	0.7	6.40	79.7	656
120	14	2,359,941	3.3	7.07	76.0	665
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
<= 0.00	3	792,800	1.1	6.64	81.8	619
5.01 - 10.00	1	171,000	0.2	7.80	90.0	713
10.01 - 15.00	1	75,600	0.1	7.50	90.0	740
15.01 - 20.00	3	406,798	0.6	6.10	79.3	688
20.01 - 25.00	19	3,008,538	4.3	7.07	76.0	657
25.01 - 30.00	29	4,633,192	6.5	6.85	75.4	637
30.01 - 35.00	39	7,292,189	10.3	6.94	81.1	642
35.01 - 40.00	80	16,034,365	22.7	6.68	80.0	644
40.01 - 45.00	86	16,628,061	23.5	6.94	80.7	639
45.01 - 50.00	120	20,916,403	29.6	6.77	80.0	638
50.01 - 55.00	2	473,500	0.7	7.11	91.3	608
55.01 - 60.00	2	348,000	0.5	6.94	80.0	658
Total:	385	70,780,446	100.0	6.83	79.9	641

    *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Interest Only Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  All of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	379
Total Outstanding Loan Balance	$120,163,522*	Min	Max
Average Loan Current Balance	$317,054	$100,800	$975,000
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	6.64%	4.72%	9.80%
Arm Weighted Average Coupon	6.64%
Fixed Weighted Average Coupon	6.57%
Weighted Average Margin	5.81%	2.75%	8.80%
Weighted Average FICO (Non-Zero)	657
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.1%
% Fixed	00.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$ ]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.73 - 5.00	1	333,000	0.3	4.73	90.0	650
5.01 - 5.50	8	2,291,155	1.9	5.43	80.0	669
5.51 - 6.00	68	23,524,129	19.6	5.82	80.1	667
6.01 - 6.50	102	33,857,752	28.2	6.32	80.0	661
6.51 - 7.00	109	32,554,804	27.1	6.80	79.6	650
7.01 - 7.50	45	12,883,367	10.7	7.28	82.6	658
7.51 - 8.00	30	10,387,405	8.6	7.80	84.7	651
8.01 - 8.50	12	3,161,110	2.6	8.27	84.7	647
8.51 - 9.00	3	986,800	0.8	8.65	80.0	650
9.51 - 9.80	1	184,000	0.2	9.80	80.0	578
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
544 - 550	1	420,000	0.3	8.49	79.3	544
551 - 575	5	1,725,741	1.4	6.82	83.4	570
576 - 600	25	8,813,551	7.3	7.05	80.7	591
601 - 625	64	18,732,286	15.6	6.70	80.9	613
626 - 650	80	26,054,302	21.7	6.55	79.4	638
651 - 675	85	26,199,421	21.8	6.56	81.0	662
676 - 700	61	21,058,554	17.5	6.59	81.1	689
701 - 725	20	6,204,073	5.2	6.77	81.7	709
726 - 750	21	5,632,058	4.7	6.50	81.2	736
751 - 775	15	4,855,536	4.0	6.50	81.9	761
776 - 800	2	468,000	0.4	6.54	80.0	786
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
100,800 - 150,000	11	1,360,469	1.1	6.65	80.8	635
150,001 - 200,000	84	15,084,567	12.6	6.80	80.6	657
200,001 - 250,000	50	11,327,102	9.4	6.79	81.4	656
250,001 - 300,000	54	14,724,782	12.3	6.66	80.9	665
300,001 - 350,000	30	9,782,633	8.1	6.46	81.2	679
350,001 - 400,000	56	21,243,574	17.7	6.45	79.5	655
400,001 - 450,000	36	15,338,529	12.8	6.56	81.8	653
450,001 - 500,000	29	13,870,210	11.5	6.62	82.0	664
500,001 - 550,000	11	5,735,338	4.8	6.90	79.2	637
550,001 - 600,000	8	4,654,483	3.9	7.11	81.8	655
600,001 - 750,000	8	5,233,836	4.4	6.52	82.0	639
800,001 - 850,000	1	833,000	0.7	6.70	70.0	688
950,001 - 975,000	1	975,000	0.8	6.05	67.2	644
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
34.37 - 50.000	2	573,999	0.5	6.46	42.3	635
55.001 - 60.000	2	830,000	0.7	5.70	59.2	647
60.001 - 65.000	3	1,498,000	1.2	6.46	64.6	611
65.001 - 70.000	6	3,507,500	2.9	6.60	68.8	647
70.001 - 75.000	9	3,589,150	3.0	6.45	74.2	619
75.001 - 80.000	288	84,650,749	70.4	6.59	79.9	663
80.001 - 85.000	17	7,376,057	6.1	6.46	84.6	643
85.001 - 90.000	44	15,903,293	13.2	6.96	89.6	649
90.001 - 95.000	7	2,069,774	1.7	7.43	95.0	654
95.001 - 100.000	1	165,000	0.1	7.08	100.0	726
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	61	19,122,068	15.9	7.05	80.5	657
1.00	18	6,791,415	5.7	6.75	79.1	663
2.00	254	78,845,448	65.6	6.60	81.0	658
3.00	43	14,629,591	12.2	6.27	80.3	651
5.00	3	775,000	0.6	5.63	83.6	662
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	191	58,704,268	48.9	6.41	80.8	648
Reduced	92	29,440,679	24.5	6.97	81.1	664
Stated Income / Stated Assets	96	32,018,575	26.6	6.74	80.3	669
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	372	117,479,722	97.8	6.62	80.7	656
Second Home	2	832,000	0.7	7.17	80.0	726
Investor	5	1,851,800	1.5	7.34	85.8	690
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	184	67,828,699	56.4	6.39	80.5	659
Nevada	36	10,781,728	9.0	7.06	82.1	663
Florida	20	4,763,815	4.0	7.04	79.3	674
Colorado	17	4,213,879	3.5	6.67	81.6	653
Georgia	22	4,128,865	3.4	7.16	80.6	647
Arizona	15	3,676,389	3.1	7.02	82.5	660
Oregon	12	2,914,566	2.4	6.71	83.2	681
Washington	13	2,875,663	2.4	6.82	82.6	647
Virginia	7	2,428,570	2.0	6.96	80.8	609
New York	5	1,937,900	1.6	7.43	85.7	630
Maryland	7	1,917,248	1.6	7.13	80.8	641
Hawaii	5	1,892,000	1.6	6.51	71.3	675
Utah	3	1,748,900	1.5	6.11	76.4	646
Texas	3	981,500	0.8	7.39	84.1	641
Missouri	3	882,793	0.7	7.32	85.8	669
Other	27	7,191,006	6.0	6.97	80.2	656
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	290	82,570,660	68.7	6.64	80.9	667
Refinance - Rate Term	14	4,882,248	4.1	6.54	84.2	627
Refinance - Cashout	75	32,710,614	27.2	6.64	79.9	638
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	344	109,847,407	91.4	6.66	81.0	658
Arm 3/27	27	8,839,715	7.4	6.36	78.2	647
Arm 5/25	3	390,400	0.3	6.88	80.0	628
Fixed Rate	5	1,086,000	0.9	6.57	78.5	668
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	295	95,498,234	79.5	6.62	81.0	655
PUD	54	15,410,734	12.8	6.70	79.6	658
Condo	24	7,258,653	6.0	6.59	80.1	677
3-4 Family	3	1,160,700	1.0	6.86	80.0	713
2 Family	3	835,200	0.7	7.20	84.4	707
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	24	7,960,713	6.7	6.50	80.5	678
4.01 - 4.50	7	2,167,880	1.8	5.79	77.2	643
4.51 - 5.00	32	8,968,718	7.5	6.04	79.6	657
5.01 - 5.50	68	20,876,534	17.5	6.33	80.9	660
5.51 - 6.00	99	31,583,617	26.5	6.47	79.9	660
6.01 - 6.50	74	24,813,875	20.8	6.75	81.0	658
6.51 - 7.00	42	13,044,641	11.0	7.17	81.7	638
7.01 - 7.50	17	5,417,499	4.5	7.62	83.7	652
7.51 - 8.00	10	4,060,046	3.4	7.71	83.0	663
8.51 - 8.80	1	184,000	0.2	9.80	80.0	578
Total:	374	119,077,522	100.0	6.64	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	183,960	0.2	5.64	80.0	651
16 - 18	7	2,201,374	1.8	6.02	84.3	637
19 - 21	50	15,161,092	12.7	6.75	81.0	646
22 - 24	286	92,300,981	77.5	6.66	80.9	661
25 - 27	1	198,999	0.2	6.63	34.4	613
31 - 33	9	3,415,636	2.9	6.79	79.3	621
34 - 36	17	5,225,080	4.4	6.07	79.2	665
37 - 59	3	390,400	0.3	6.88	80.0	628
Total:	374	119,077,522	100.0	6.64	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.27 - 11.50	38	12,676,867	10.6	6.37	80.4	660
11.51 - 12.00	67	21,512,675	18.1	6.02	79.3	664
12.01 - 12.50	83	27,657,896	23.2	6.34	80.6	662
12.51 - 13.00	73	23,669,395	19.9	6.71	80.2	656
13.01 - 13.50	36	10,940,075	9.2	6.89	81.6	651
13.51 - 14.00	44	13,422,793	11.3	7.25	82.9	651
14.01 - 14.50	19	4,781,398	4.0	7.69	84.3	659
14.51 - 15.00	9	3,156,600	2.7	8.11	80.1	629
15.01 - 15.50	4	1,075,824	0.9	8.26	83.4	647
15.51 - 15.80	1	184,000	0.2	9.80	80.0	578
Total:	374	119,077,522	100.0	6.64	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	4	1,303,437	1.1	5.79	80.0	648
4.51 - 5.50	36	10,668,966	9.0	6.04	79.7	660
5.51 - 6.00	74	24,885,772	20.9	6.05	80.2	662
6.01 - 6.50	92	31,395,077	26.4	6.42	80.2	660
6.51 - 7.00	98	29,708,088	24.9	6.87	80.1	648
7.01 - 7.50	33	9,232,967	7.8	7.28	82.9	664
7.51 - 8.00	23	8,131,505	6.8	7.80	85.1	660
8.01 - 8.50	10	2,580,910	2.2	8.23	85.2	664
8.51 - 9.00	3	986,800	0.8	8.65	80.0	650
9.51 - 9.80	1	184,000	0.2	9.80	80.0	578
Total:	374	119,077,522	100.0	6.64	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	32	10,509,536	8.8	6.62	81.0	643
2.00	10	2,688,246	2.3	6.75	80.0	663
3.00	322	102,754,840	86.3	6.61	80.7	660
7.00	10	3,124,900	2.6	7.59	83.0	632
Total:	374	119,077,522	100.0	6.64	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	330	105,473,006	88.6	6.59	80.6	660
1.50	44	13,604,516	11.4	7.04	82.0	640
Total:	374	119,077,522	100.0	6.64	80.8	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	68	22,753,839	18.9	6.60	82.1	661
36	13	4,413,880	3.7	6.35	77.8	636
60	282	88,161,905	73.4	6.66	80.6	657
84	2	240,800	0.2	6.65	80.0	624
120	14	4,593,097	3.8	6.71	79.6	670
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
<= 0.00	5	1,678,000	1.4	6.03	87.3	647
10.01 - 15.00	2	535,600	0.4	6.80	80.0	632
15.01 - 20.00	3	1,365,000	1.1	6.68	73.9	704
20.01 - 25.00	6	2,832,991	2.4	6.27	78.3	654
25.01 - 30.00	8	2,557,688	2.1	6.48	79.6	663
30.01 - 35.00	43	13,152,348	10.9	6.69	81.0	666
35.01 - 40.00	52	15,263,366	12.7	6.87	81.9	660
40.01 - 45.00	121	38,224,521	31.8	6.60	79.9	662
45.01 - 50.00	137	43,958,008	36.6	6.62	81.2	650
50.01 - 55.00	2	596,000	0.5	6.70	78.9	665
Total:	379	120,163,522	100.0	6.64	80.7	657

    *     Note, for second liens, CLTV is employed in this calculation